Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 9, 2005, is by and among Ball Corporation, an Indiana corporation (“Company”), Ball European Holdings, S.a.r.l., a corporation organized under the laws of Luxembourg (“European Holdco”), Ball Packaging Products Canada Corp., a company organized under the laws of the Province of Nova Scotia (“Canadian Borrower”), Ball Cayman Limited (“Ball Cayman”), a company organized under the laws of the Cayman Islands, the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below) and Deutsche Bank AG, New York Branch, as administrative agent for the Lenders (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Company, European Holdco, certain subsidiaries of Company (together with Company and European Holdco, “Borrowers”), certain financial institutions (the “Lenders”) and Administrative Agent are parties to that certain Credit Agreement dated as of December 19, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have provided to Borrowers credit facilities and other financial accommodations; and

WHEREAS, Borrowers desire to create a new class of Multicurrency Revolving Loans and Multicurrency Revolving Commitments (the “New Multicurrency Revolving Loans” and the “New Multicurrency Revolving Commitments”, respectively) having identical terms with and having the same rights and obligations as, and in the same aggregate principal amount as the Multicurrency Revolving Loans and Multicurrency Revolving Commitments in each case outstanding immediately prior to the Fourth Amendment Effective Date (as defined below) (the “Existing Multicurrency Revolving Loans” and the “Existing Multicurrency Revolving Commitments”, respectively), except as such terms are amended hereby; and

WHEREAS, subject to the terms hereof, the outstanding Existing Multicurrency Revolving Loans will be converted into, or, in the case of Exiting Multicurrency Revolving Lenders (as hereinafter defined), repaid in full with the proceeds of, the New Multicurrency Revolving Loans and the Existing Multicurrency Revolving Commitments will be replaced by the New Multicurrency Revolving Commitments; and

WHEREAS, each Lender having a New Multicurrency Revolving Commitment in excess of its Existing Multicurrency Revolving Commitment as of the Fourth Amendment Effective Date (each such Lender an “Increasing Multicurrency Revolving Lender”) shall make New Multicurrency Revolving Loans in the amount of the excess of such Lender's Multicurrency Revolver Pro Rata Share (after giving effect to this Amendment) of Existing Multicurrency Revolving Loans over such Increasing Multicurrency Revolving Lender's outstanding principal amount of Existing Multicurrency Revolving Loans the proceeds of which shall be used by the Borrowers to repay the outstanding principal amount of Existing Multicurrency Revolving Loans of existing Lenders that are not signatories to this Amendment (each such Lender, an “Exiting Multicurrency Revolving Lender”); and

WHEREAS, subject to the terms hereof, each Lender having Existing Multicurrency Revolving Loans outstanding who is signatory to this Amendment (each such Lender a “Continuing Multicurrency Revolving Lender”) shall be deemed to have converted its Existing Multicurrency Revolving Loans into New Multicurrency Revolving Loans in the same aggregate principal amount and in the same currency and to have converted such Lender's Multicurrency Revolving Commitment to a New Multicurrency Revolving Commitment in the same aggregate principal amount (plus in the case of any Increasing Multicurrency Revolving Lender, the amount necessary to bring such Lender's total New Multicurrency Revolving Commitment to the amount set forth opposite to such Lender's name on Schedule 1.1(a) attached hereto under the caption “Amount of New Multicurrency Revolving Commitment”) and the Multicurrency Revolving Commitments of the Exiting Multicurrency Revolving Lenders shall be terminated; and

WHEREAS, Canadian Borrower desires to create a new class of Canadian Revolving Loans and Canadian Revolving Commitments (the “New Canadian Revolving Loans” and the “New Canadian Revolving Commitments”,

Exhibit 10.1 (continued)

respectively) having identical terms with and having the same rights and obligations as, and in the same aggregate principal amount as the Canadian Revolving Loans and Canadian Revolving Commitments in each case outstanding immediately prior to the Fourth Amendment Effective Date (the “Existing Canadian Revolving Loans” and the “Existing Canadian Revolving Commitments”, respectively), except as such terms are amended hereby; and

WHEREAS, subject to the terms hereof, the outstanding Existing Canadian Revolving Loans will be converted into, or, in the case of Exiting Canadian Revolving Lenders (as hereinafter defined), repaid in full with the proceeds of, the New Canadian Revolving Loans and the Existing Canadian Revolving Commitments will be replaced by the New Canadian Revolving Commitments; and

WHEREAS, each Lender having a New Canadian Revolving Commitment in excess of its Existing Canadian Revolving Commitment as of the Fourth Amendment Effective Date (each such Lender an “Increasing Canadian Revolving Lender”) shall make New Canadian Revolving Loans in the amount of the excess of such Lender's Canadian Revolver Pro Rata Share (after giving effect to this Amendment) of Existing Canadian Revolving Loans over such Increasing Canadian Revolving Lender's outstanding principal amount of Existing Canadian Revolving Loans the proceeds of which shall be used by the Borrowers to repay the outstanding principal amount of Existing Canadian Revolving Loans of existing Lenders that are not signatories to this Amendment (each such Lender, an “Exiting Canadian Revolving Lender”); and

WHEREAS, subject to the terms hereof, each Lender having Existing Canadian Revolving Loans outstanding who is signatory to this Amendment (each such Lender a “Continuing Canadian Revolving Lender”) shall be deemed to have converted its Existing Canadian Revolving Loans into New Canadian Revolving Loans in the same aggregate principal amount and in the same currency and to have converted such Lender's Canadian Revolving Commitment to a New Canadian Revolving Commitment in the same aggregate principal amount (plus in the case of any Increasing Canadian Revolving Lender, the amount necessary to bring such Lender's total New Canadian Revolving Commitment to the amount set forth opposite to such Lender's name on Schedule 1.1(a) attached hereto under the caption “Amount of New Canadian Revolving Commitment”) and the Canadian Revolving Commitments of the Exiting Canadian Revolving Lenders shall be terminated; and

WHEREAS, Borrowers desire to create a new class of Term A Loans to be referred to as the Term A1 Loans having the same rights and obligations and in the same aggregate principal amount and currencies as the Term A Loans, except as such terms are amended hereby; and

WHEREAS, subject to the terms hereof, each Term A Lender who executes and delivers this Amendment shall be deemed, upon effectiveness of this Amendment, to have exchanged its Term A Loan for a Term A1 Commitment and Term A1 Loan in the principal amount of such Lender's Term A Loan immediately prior to the effectiveness of this Amendment and such Lender shall thereafter become a Term A1 Lender rather than a Term A Lender; and

WHEREAS, each Person who executes and delivers this Amendment as an Additional Term A1 Lender will make Term A1 Loans on the effective date of this Amendment to European Holdco, the proceeds of which will be used by European Holdco to repay in full the outstanding principal amount of Term A Loans of Term A Lenders who do not consent to the exchange of their Term A Loans for Term A1 Loans; and

WHEREAS, Borrowers desire to create a new class of Term B1 Dollar Loans to be referred to as the Term B Dollar Loans having the same rights and obligations and in the same aggregate principal amount as the Term B1 Dollar Loans, except as such terms are amended hereby; and

WHEREAS, subject to the terms hereof, each Term B1 Dollar Lender who executes and delivers this Amendment shall be deemed, upon effectiveness of this Amendment, to have exchanged its Term B1 Dollar Loan for a Term B Dollar Commitment and Term B Dollar Loan in the principal amount of such Lender's Term B1 Dollar Loan immediately prior to the effectiveness of this Amendment and such Lender shall thereafter become a Term B Dollar Lender rather than a Term B1 Dollar Lender; and

Exhibit 10.1 (continued)

WHEREAS, each Person who executes and delivers this Amendment as an Additional Term B Dollar Lender will make Term B Dollar Loans on the effective date of this Amendment to Company, the proceeds of which will be used by Company to repay in full the outstanding principal amount of Term B1 Dollar Loans of Term B1 Dollar Lenders who do not consent to the exchange of their Term B1 Dollar Loans for Term B Dollar Loans; and

WHEREAS, Borrowers desire to create a new class of Term B1 Euro Loans to be referred to as the Term B Euro Loans having the same rights and obligations and in the same aggregate principal amount as the Term B1 Euro Loans, except as such terms are amended hereby; and

WHEREAS, subject to the terms hereof, each Term B1 Euro Lender who executes and delivers this Amendment shall be deemed, upon effectiveness of this Amendment, to have exchanged its Term B1 Euro Loan for a Term B Euro Commitment and Term B Euro Loan in the principal amount of such Lender's Term B1 Euro Loan immediately prior to the effectiveness of this Amendment and such Lender shall thereafter become a Term B Euro Lender rather than a Term B1 Euro Lender; and

WHEREAS, each Person who executes and delivers this Amendment as an Additional Term B Euro Lender will make Term B Euro Loans on the effective date of this Amendment to European Holdco, the proceeds of which will be used by European Holdco to repay in full the outstanding principal amount of Term B1 Euro Loans of Term B1 Euro Lenders who do not consent to the exchange of their Term B1 Euro Loans for Term B Euro Loans; and

WHEREAS, Borrowers shall pay to each Lender all accrued and unpaid interest on its Loans to the date of effectiveness of this Amendment on such date of effectiveness; and

WHEREAS, Ball Cayman wishes to (i) join the Credit Agreement as a Subsidiary Borrower, (ii) except as otherwise expressly set forth in this Amendment, be bound by all covenants, agreements, consents, submissions, appointments and acknowledgements attributable to a Subsidiary Borrower in the Credit Agreement and (iii) except as otherwise expressly set forth in this Amendment, perform all obligations required of it as a Subsidiary Borrower by the Credit Agreement; and

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

2.           Amendments to Credit Agreement. The Credit Agreement is, as of the Fourth Amendment Effective Date, hereby amended as follows:

(a)             Amendments to Applicable Margins.

(1)             Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in alphabetical order therein:

“Fourth Amendment” means the Fourth Amendment to Credit Agreement dated as of May 9, 2005 by and among the Company, European Holdco, Canadian Borrower, Ball Cayman Limited, a company organized under the laws of the Cayman Islands, the Lenders signatory thereto and the Administrative Agent.

“Fourth Amendment Effective Date” has the meaning set forth in the Fourth Amendment.

Exhibit 10.1 (continued)

“Rating Level” means the applicable Level based on the rating as determined by either S&P or Moody's of the Company's non-credit-enhanced, senior secured long-term debt (collectively, the “Ratings”) as set forth in the following table under the column Rating Level opposite the Ratings as of such date; provided that (i) if the Ratings issued by S&P and Moody's would result in different Rating Levels, then the Rating Level shall be determined by reference to the higher of such Ratings (with Level I being the highest and Level IV being the lowest), unless there is a split in Ratings of more than one level, in which case the level that is one level higher than the lower Rating shall apply and (ii) if S&P and/or Moody's shall not have a Rating in effect, such entity shall be deemed to have a Level IV Rating in effect.

Rating Level	Ratings (S&P/Moody's)
Level I	BBB-/Baa3 or better
Level II	BB+/Ba1
Level III	BB/Ba2
Level IV	BB-/Ba3 or worse

From and after the Fourth Amendment Effective Date until a publicly announced change in a Rating results in a change to the Rating Level as described below, the Rating Level shall be Level II. Thereafter, each change in the Rating Level resulting from a publicly announced change in a Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by Company to Administrative Agent of notice thereof pursuant to Section 7.3(d) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

(2)             Section 1.1 of the Credit Agreement is further amended by amending and restating each of the following definitions to read as follows:

“Applicable B/A Margin” means at any date, the applicable percentage set forth in the following table under column Applicable B/A Margin opposite the Rating Level as of such date:

Rating Level	Applicable B/A Margin
Level I	0.75%
Level II	1.00%
Level III	1.25%
Level IV	1.50%

“Applicable Base Rate Margin” means at any date, (i) with respect to Multicurrency Revolving Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Multicurrency Revolving Loans opposite the Rating Level as of such date and (ii) with respect to Term B Dollar Loans, the applicable percentage set forth under the column Applicable Base Rate Margin for Term B Dollar Loans opposite the Rating Level as of such date:

Rating Level	Applicable Base Rate Margin for Multicurrency Revolving Loans	Applicable Base Rate Margin for Term B Dollar Loans
Level I	0%	0%
Level II	0%	0%
Level III	0.25%	.25%
Level IV	0.50%	.50%

Exhibit 10.1 (continued)

“Applicable Canadian Prime Rate Margin” means at any date, the applicable percentage set forth in the following table under the column Applicable Canadian Prime Rate Margin opposite the Rating Level as of such date:

Rating Level	Applicable Canadian Prime Rate Margin
Level I	0%
Level II	0%
Level III	.25%
Level IV	.50%

“Applicable Commitment Fee Percentage” means at any date, the applicable percentage set forth in the following table opposite the Rating Level as of such date:

Rating Level	Applicable Commitment Fee Percentage
Level I	0.20%
Level II	0.25%
Level III	0.375%
Level IV	0.50%

“Applicable Eurocurrency Margin” means at any date, (i) with respect to Multicurrency Revolving Loans and Term A1 Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Multicurrency Revolving Loans and Term A1 Loans opposite the Rating Level on such date, (ii) with respect to Term B Dollar Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B Dollar Loans opposite the Rating Level on such date and (iii) with respect to Term B Euro Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Term B Euro Loans opposite the Rating Level on such date:

Rating Level	Applicable Eurocurrency Margin for Multicurrency Revolving Loans and Term A1 Loans	Applicable Eurocurrency Margin For Term B Dollar Loans	Applicable Eurocurrency Margin For Term B Euro Loans
Level I	0.75%	0.75%	0.75%
Level II	1.00%	1.00%	1.00%
Level III	1.25%	1.25%	1.25%
Level IV	1.50%	1.50%	1.50%

“Lender” and “Lenders” have the meanings assigned to those terms in the introduction to this Agreement and shall include any Person that becomes a “Lender” as contemplated by the Fourth Amendment or Section 12.8.

(b)        Use of Revolver for Refinancing of 2006 Senior Notes. Section 1.1 of the Credit Agreement is further amended by deleting the ratio “2.25 to 1.00” contained in clause (v)(A) of the proviso in the definition of “Permitted Refinancing Indebtedness” and inserting in lieu thereof the ratio “3.00 to 1.00”.

(c)        Increase in Size of Accordion. Section 2.9 of the Credit Agreement is amended by deleting the amount $300,000,000 contained therein and inserting in lieu thereof the amount of $450,000,000.

Exhibit 10.1 (continued)

(d)        Notice of Rating Developments. Section 7.3 of the Credit Agreement is amended by inserting a new clause (d) at the conclusion thereof to read as follows:

(d)	Rating Matters. Any announcement by Moody’s or S&P of any change in a Rating.

(e)        Increased Basket for Foreign Accounts Receivable Securitizations. Section 8.2(b) of the Credit Agreement is amended by deleting the phrase “the Dollar Equivalent of $125,000,000” and inserting in lieu thereof the amount “€150,000,000”.

(f)         Permitted Bond or Note Issuance by Foreign Subsidiaries. Section 8.2(r) of the Credit Agreement is amended by amending and restating such section to read as follows:

(r) Indebtedness (i) incurred by European Holdco or Ball Holdings, Sarl a corporation organized under the laws of Luxembourg and a direct Subsidiary of European Holdco, in the form of one or more series of publicly traded or privately placed unsecured bonds or notes in a principal amount not to exceed €250,000,000; provided that (1) the covenants, defaults and similar provisions applicable thereto are no more restrictive in any material respect than the provisions contained in this Agreement and are, taken as a whole, otherwise on market terms and conditions and (2) after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis for the period of four Fiscal Quarters ending with the Fiscal Quarter for which financial statements have most recently been delivered (or were required to be delivered) pursuant to Section 7.1, no Event of Default or Unmatured Event of Default would exist hereunder and any refinancings of such Indebtedness that satisfies the provisions of this Section 8.2(r)(i) and (ii) incurred by European Holdco, Canadian Borrower or any of their Subsidiaries (including any refinancings of such Indebtedness) in addition to that referred to elsewhere in this Section 8.2 in a Dollar Equivalent principal amount not to exceed $50,000,000 in the aggregate.

(g)        Increased Basket for Restricted Payments. Section 8.5(a)(iv) of the Credit Agreement is amended by amending and restating such section to read “(iv) $200,000,000;”.

(h)        Leverage Ratio. Section 9.2 of the Credit Agreement is amended by deleting the ratios “3.25:1.00” and “3.00:1.00” opposite “September 30, 2005” and “December 31, 2005 and the last day of each Fiscal Quarter thereafter” respectively in the table in such section, and replacing each of them with the ratio “3.50:1.00”.

(i)        Technical Corrections re Eligible Assignees of Canadian Revolving Commitments..

(1)             Section 1.1 of the Credit Agreement is further amended by deleting the word “unless” contained in the definition of “Eligible Assignee” and replacing it with the word “if”.

(2)             Section 12.8(c) of the Credit Agreement is amended by adding the clause “so long as such Affiliate, other Lender or Related Fund is an Eligible Assignee” at the end of the proviso at the conclusion of the first sentence of such section.

(j)         Commitment Schedule. Schedule 1.1(a) to the Credit Agreement is amended by adding thereto the information set forth on Schedule 1.1(a) attached to the Fourth Amendment.

(k)        Joinder of Ball Cayman as a Subsidiary Borrower..

(1)             Ball Cayman hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement and the other Loan Documents.

(2)             Upon the Fourth Amendment Effective Date, Ball Cayman shall (a) become a Subsidiary Borrower under the Credit Agreement with the same force and effect as if originally named therein as a Subsidiary Borrower, (b) be bound by, and hereby confirms, all covenants, agreements, consents,

Exhibit 10.1 (continued)

submissions, appointments and acknowledgements attributable to a Subsidiary Borrower in the Credit Agreement except as expressly set forth in this Amendment and (c) except as expressly set forth in this Amendment, perform all obligations required of it as a Subsidiary Borrower by the Credit Agreement. It shall be a condition precedent to the initial Credit Event to Ball Cayman that Ball Cayman shall deliver to Administrative Agent all opinions required by Section 12.1(b)(i)(B) of the Credit Agreement. Notwithstanding any provision to the contrary in any Loan Document, Ball Cayman shall not be required to become party to a Guaranty or Pledge Agreement until such time, if any, as such document or documents may be delivered without breach of any material agreement to which Ball Cayman is a party.

(3)             Ball Cayman hereby represents and warrants that (a) the representations and warranties with respect to it contained in, or made or deemed made by it in, Article VI of the Credit Agreement are true and correct on the date hereof. and (b) its address and jurisdiction of incorporation are P.O. Box 1034 GT Harbour Place, 103 South Church St., Grand Cayman, Cayman Islands and the Cayman Islands, respectively.

(4)             Schedule 1.1(b) to the Credit Agreement is amended by amending and restating such schedule to read as set forth on Schedule 1.1(b) attached hereto and Schedule 1.1(d) is amended by adding thereto the information set forth below:

Ball Cayman Limited, a limited liability company, organized under the laws of the Cayman Islands.

(5)             Company hereby agrees that its guarantees contained in Article XIV of the Credit Agreement shall remain in full force and effect after giving effect to the joinder of Ball Cayman as a Subsidiary Borrower.

(l)              Multicurrency Revolver Repricing Mechanics.

(1)              Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in alphabetical order therein:

“Continuing Multicurrency Revolving Lender” is defined in the Recitals to the Fourth Amendment.

“Converted Multicurrency Revolving Loans” is defined in Section 2.1(b).

“Existing Multicurrency Revolving Commitments” is defined in the Recitals to the Fourth Amendment.

“Existing Multicurrency Revolving Loans” is defined in the Recitals to the Fourth Amendment.

“Exiting Multicurrency Revolving Lender” is defined in the Recitals to the Fourth Amendment.

“Increasing Multicurrency Revolving Lender” is defined in the Recitals to the Fourth Amendment.

“Multicurrency Revolving Loan Conversion” is defined in Section 2.1(b).

“New Multicurrency Revolving Commitments” has the meaning set forth in the definition of “Multicurrency Revolving Commitment”.

“New Multicurrency Revolving Loans” is defined in Section 2.1(b).

(2)              Section 1.1 of the Credit Agreement is further amended by amending and restating the definitions of “Multicurrency Revolving Commitment” and “Multicurrency Revolving Facility” to read as follows:

Exhibit 10.1 (continued)

“Multicurrency Revolving Commitment” means, with respect to any Multicurrency Revolving Lender, (i) prior to the Fourth Amendment Effective Date, the obligation of such Multicurrency Revolving Lender to make Multicurrency Revolving Loans and to participate in Letters of Credit, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto under the caption “Amount of Multicurrency Revolving Commitment” as the same may be adjusted from time to time pursuant to the terms hereof and “Existing Multicurrency Revolving Commitments” means such commitments collectively and (ii) on and after the Fourth Amendment Effective Date, the obligation of such Multicurrency Revolving Lender to make Multicurrency Revolving Loans and to participate in Letters of Credit, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the Fourth Amendment Effective Date is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto (as amended pursuant to the Fourth Amendment) under the caption “Amount of New Multicurrency Revolving Commitment” as the same may be adjusted from time to time pursuant to the terms hereof and “New Multicurrency Revolving Commitments” or “Multicurrency Revolving Commitments” means such commitments collectively, which commitments equal $415,000,000 in the aggregate as of the Fourth Amendment Effective Date.

“Multicurrency Revolving Facility” means the credit facility under this Agreement evidenced by the New Multicurrency Revolving Commitments and the Multicurrency Revolving Loans (including, for purposes of clarification, the Converted Multicurrency Revolving Loans).

(3)              Section 2.1(b) of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following sentences:

Subject to the terms and conditions hereof and of the Fourth Amendment, (A) each Continuing Multicurrency Revolving Lender agrees to convert (each such conversion a “Multicurrency Revolving Loan Conversion”) its Existing Multicurrency Revolving Loans into new revolving loans under this Agreement to the same Borrowers and in the same currency in an amount equal to the outstanding principal amount of such Lender's Existing Multicurrency Revolving Loans (in each case, the “Converted Multicurrency Revolving Loans”) immediately prior to the Fourth Amendment Effective Date; and (B) each Increasing Multicurrency Revolving Lender agrees to convert its Existing Multicurrency Revolving Loans pursuant to the Multicurrency Revolving Loan Conversion and also agrees to make a new loan in the applicable currency(ies) (each such loan, together with all Converted Multicurrency Revolving Loans, the “New Multicurrency Revolving Loans”) to the applicable Borrowers as of the Fourth Amendment Effective Date in the aggregate principal amount equal to the excess of such Lender's Multicurrency Revolver Pro Rata Share (after giving effect to this Amendment) of all Existing Multicurrency Revolving Loans over such Lender's Converted Multicurrency Revolving Loans. The Borrowers, Administrative Agent and Lenders party hereto further acknowledge and agree that on the Fourth Amendment Effective Date, after giving effect to the conversion and/or issuance of Multicurrency Revolving Loans, the aggregate principal amount of Multicurrency Revolving Loans outstanding is equal to $110,000,000. Each Multicurrency Revolving Lender that is not an Exiting Multicurrency Revolving Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to Company, European Holdco and the Subsidiary Borrowers, denominated in Dollars or an Alternative Currency on a revolving basis from time to time during the Commitment Period, in an amount not to exceed its Multicurrency Revolver Pro Rata Share of, with respect to all Borrowers, the Total Available Multicurrency Revolving Commitment and with respect to any applicable Borrower, such Borrower's Available Multicurrency Revolver Sublimit (each such loan by any Lender, a “Multicurrency Revolving Loan” and collectively, together with the New Multicurrency Revolving Loans, the “Multicurrency Revolving Loans”). The applicable Borrower shall pay all accrued and unpaid interest, Commitment Fees and all other amounts then due and payable with respect to the Existing Multicurrency Revolving Loans of the Exiting Multicurrency Revolving Lenders on the Fourth Amendment Effective Date. The Existing Multicurrency Revolving Commitments shall terminate on the expiration of the Fourth Amendment Effective Date after giving effect to the Borrowing (or conversion, as the case may be) of the New Multicurrency Revolving Loans on such date.

Exhibit 10.1 (continued)

(m)	Canadian Revolver Repricing Mechanics.

(1)              Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in alphabetical order therein:

“Canadian Revolving Loan Conversion” is defined in Section 2A.1.

“Continuing Canadian Revolving Lender” is defined in the Recitals to the Fourth Amendment.

“Converted Canadian Revolving Loans” is defined in Section 2A.1.

“Existing Canadian Revolving Commitments” has the meaning set forth in the definition of “Canadian Revolving Commitments”.

“Existing Canadian Revolving Loans” is defined in the Recitals to the Fourth Amendment.

“Exiting Canadian Revolving Lender” is defined in the Recitals to the Fourth Amendment.

“Increasing Canadian Revolving Lender” is defined in the Recitals to the Fourth Amendment.

“New Canadian Revolving Commitments” has the meaning set forth in the definition of “Canadian Revolving Commitment”.

“New Canadian Revolving Loans” is defined in Section 2A.1.

(2)              Section 1.1 of the Credit Agreement is further amended by amending and restating the definitions of “Canadian Revolving Commitment” and “Canadian Revolving Facility” to read as follows:

“Canadian Revolving Commitment” means, with respect to any Canadian Revolving Lender, (i) prior to the Fourth Amendment Effective Date, the obligation of such Canadian Revolving Lender to make Canadian Revolving Loans and to participate in Letters of Credit, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the date hereof is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto under the caption “Amount of Canadian Revolving Commitment” as the same may be adjusted from time to time pursuant to the terms hereof and “Existing Canadian Revolving Commitments” means such commitments collectively and (ii) on and after the Fourth Amendment Effective Date, the obligation of such Canadian Revolving Lender to make Canadian Revolving Loans and to participate in Letters of Credit, as such commitment may be adjusted from time to time pursuant to this Agreement, which commitment as of the Fourth Amendment Effective Date is the amount set forth opposite such lender's name on Schedule 1.1(a) hereto (as amended pursuant to the Fourth Amendment) under the caption “Amount of New Canadian Revolving Commitment” as the same may be adjusted from time to time pursuant to the terms hereof and “New Canadian Revolving Commitments” or “Canadian Revolving Commitments” means such commitments collectively, which commitments equal $35,000,000 in the aggregate as of the Fourth Amendment Effective Date.

“Canadian Revolving Facility” means the credit facility under this Agreement evidenced by the New Canadian Revolving Commitments and the Canadian Revolving Loans (including, for purposes of clarification, the Converted Canadian Revolving Loans).

(3)              Section 2A.1 of the Credit Agreement is amended by deleting the first sentence in its entirety and replacing it with the following sentences:

Subject to the terms and conditions hereof and of the Fourth Amendment, (A) each Continuing Canadian Revolving Lender agrees to convert (each such conversion a “Canadian Revolving Loan Conversion”) its Existing Canadian Revolving Loans into new revolving loans to Canadian Borrower under this Agreement in Canadian Dollars in an amount equal to the outstanding principal amount of such

Exhibit 10.1 (continued)

Lender's Existing Canadian Revolving Loans (in each case, the “Converted Canadian Revolving Loans”) immediately prior to the Fourth Amendment Effective Date; and (B) each Increasing Canadian Revolving Lender agrees to convert its Existing Canadian Revolving Loans pursuant to the Canadian Revolving Loan Conversion and also agrees to make a new loan in Canadian Dollars (each such loan, together with all Converted Canadian Revolving Loans, the “New Canadian Revolving Loans”) to Canadian Borrower as of the Fourth Amendment Effective Date in the aggregate principal amount equal to the excess of such Lender's Canadian Revolver Pro Rata Share (after giving effect to the Fourth Amendment) of all Existing Canadian Revolving Loans over such Lender's Converted Canadian Revolving Loans. Canadian Borrower, Administrative Agent and Lenders party hereto further acknowledge and agree that on the Fourth Amendment Effective Date, after giving effect to the conversion and/or issuance of Canadian Revolving Loans, the aggregate principal amount of Canadian Revolving Loans outstanding is equal to $0. Each Canadian Revolving Lender that is not an Exiting Canadian Revolving Lender, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make loans to Canadian Borrower in Canadian Dollars on a revolving basis, including by means of B/As or B/A Equivalent Loans, from time to time during the Canadian Commitment Period, in an amount not to exceed its Canadian Revolver Pro Rata Share of the Total Available Canadian Revolving Commitment (each loan by any Lender, a “Canadian Revolving Loan” and collectively, together with the New Canadian Revolving Loans, the “Canadian Revolving Loans”). The Canadian Borrower shall pay all accrued and unpaid interest, Canadian Commitment Fees and all other amounts then due and payable with respect to Existing Canadian Revolving Loans of the Exiting Canadian Revolving Lenders on the Fourth Amendment Effective Date. The Existing Canadian Revolving Commitments shall terminate on the expiration of the Fourth Amendment Effective Date after giving effect to the Borrowing (or conversion, as the case may be) of the New Canadian Revolving Loans on such date.

(n)	Term A Repricing Mechanics.

(1)             Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in alphabetical order therein:

“Additional Term A1 Commitment” means, with respect to an Additional Term A1 Lender, the commitment of such Additional Term A1 Lender to make Additional Term A1 Loans on the Fourth Amendment Effective Date, in the amount set forth on Schedule 1.1(a) hereto (as amended pursuant to the Fourth Amendment). The aggregate amount of the Additional Term A1 Commitments shall not be less than the outstanding principal amount of Term A Loans of Lenders who are not Consenting Term A Lenders.

“Additional Term A1 Lender” means a Person with an Additional Term A1 Commitment to make Additional Term A1 Loans to European Holdco on the Fourth Amendment Effective Date.

“Additional Term A1 Loan” means a Loan in Sterling or Euros made pursuant to Section 2.1(a)(vi) on the Fourth Amendment Effective Date.

“Consenting Term A Lender” means each Term A Lender who has executed and delivered the Fourth Amendment on or prior to the Fourth Amendment Effective Date but shall not include any Term A Lender who notifies the Administrative Agent in writing in connection with the delivery of such signature page that it does not consent to the exchange of its Term A Loans for Term A1 Loans.

“Scheduled Term A1 Repayments” means, with respect to the principal payments on the Term A1 Loans for each date set forth below, the Sterling or Euro amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

Exhibit 10.1 (continued)

	Scheduled Term A1	Scheduled Term A1
Date	Repayment (Euros)	Repayment (Sterling)

June 30, 2005	€6,000,000	£3,950,000
September 30, 2005	€6,000,000	£3,950,000
December 31, 2005	€6,000,000	£3,950,000
March 31, 2006	€6,000,000	£3,950,000
June 30, 2006	€6,000,000	£3,950,000
September 30, 2006	€6,000,000	£3,950,000
December 31, 2006	€6,000,000	£3,950,000
March 31, 2007	€6,000,000	£3,950,000
June 30, 2007	€6,000,000	£3,950,000
September 30, 2007	€6,000,000	£3,950,000
Term A1 Loan Maturity Date	€6,000,000	£3,950,000

“Term A1 Commitment” means, with respect to a Consenting Term A Lender, the agreement of such Term A Lender to exchange its Term A Loans for an equal aggregate principal amount of Term A1 Loans on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(vi) hereof, as evidenced by such Term A Lender executing and delivering the Fourth Amendment.

“Term A1 Lender” means, collectively, (i) each Consenting Term A Lender and (ii) each Additional Term A1 Lender or any Lender which is owed a Term A1 Loan (or portion thereof).

“Term A1 Loan” and “Term A1 Loans” means a Loan or Loans, as the context may require, in Euros or Sterling made or deemed made on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(vi).

“Term A1 Loan Maturity Date” means December 19, 2007.

“Term A1 Note” and “Term A1 Notes” have the meanings assigned to those terms in Section 2.2(a).

(2)             A new Section 2.1(a)(vi) is hereby added to the Credit Agreement to read as follows:

(vi) Terms A1 Loans.

(A)          Subject to the terms and conditions of the Fourth Amendment, each Consenting Term A Lender severally agrees to exchange the principal amount of its Term A Loan outstanding immediately prior to the effectiveness of the Fourth Amendment for a like principal amount in Euros and Sterling of Term A1 Loans on the Fourth Amendment Effective Date.

(B)          Subject to the terms and conditions hereof, each Additional Term A1 Lender severally agrees to make Additional Term A1 Loans in Euros and Sterling to European Holdco on the Fourth Amendment Effective Date in a principal amount not to exceed its Additional Term A1 Commitment on the Fourth Amendment Effective Date. European Holdco shall use the gross proceeds of the Additional Term A1 Loans to prepay the remaining Term A Loans which will consist of the Loans of any Term A Lender who is not a Consenting Term A Lender.

(C)          European Holdco shall pay all accrued and unpaid interest and all other amounts then due and payable under the Credit Agreement with respect to the Term A Loans of the Term A Lenders who are not Consenting Term A Lenders on the Fourth Amendment Effective Date.

Exhibit 10.1 (continued)

(D)          The Term A1 Loans shall have the same terms as the Term A Loans as set forth in the Credit Agreement and Loan Documents, except as modified by the Fourth Amendment. The Additional Term A1 Loans (i) shall be incurred by European Holdco pursuant to a single drawing, which shall be on the Fourth Amendment Effective Date, (ii) shall be denominated in Euros or Sterling, and (iii) shall be made as Loans of the same Type and Interest Period as was in effect with respect to the Term A Loans prior to the conversion or repayment as contemplated hereby. Each Additional Term A1 Lender's Additional Term A1 Commitment shall expire immediately and without further action on the Fourth Amendment Effective Date if the Additional Term A1 Loans are not made on such date and shall terminate in their entirety on the Fourth Amendment Effective Date after giving effect to the Borrowing of such Loans on such date. No amount of a Term A1 Loan which is repaid or prepaid by European Holdco may be reborrowed hereunder. For avoidance of doubt, the Term A1 Loans (and all principal, interest and other amounts in respect thereof), will constitute “Obligations” under the Credit Agreement and Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term A Loans which shall cease to be outstanding following the exchange or prepayment in full of such Loans as contemplated hereby.

(3)              Section 2.2(a) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (7) thereof and by adding the following new clause (8):

and (8) if Term A1 Loans, by a promissory note (each, a “Term A1 Note” and, collectively, the “Term A1 Notes”) duly executed and delivered by European Holdco substantially in the form of Exhibit 2.2(a)(8) hereto, with blanks appropriately completed in conformity herewith.

(4)             Section 4.4(b) of the Credit Agreement is hereby amended by adding the words “and Term A1” after the words “Term A” in the heading thereof and by adding the following sentence to the end thereof:

European Holdco shall cause to be paid Scheduled Term A1 Repayments on the Term A1 Loans until the Term A1 Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term A1 Repayments to the extent that prepayments have not previously been applied to such Scheduled Term A1 Repayments (and such Scheduled Term A1 Repayments have not otherwise been reduced) pursuant to the terms hereof.

(5)              The Credit Agreement is hereby amended by adding a new Exhibit 2.2(a)(8) in the form of Exhibit 2.2(a)(8) attached to this Fourth Amendment.

(o)	Term B Dollar Repricing Mechanics.

(1)              Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in alphabetical order therein:

“Additional Term B Dollar Commitment” means, with respect to an Additional Term B Dollar Lender, the commitment of such Additional Term B Dollar Lender to make Additional Term B Dollar Loans on the Fourth Amendment Effective Date, in the amount in Dollars set forth on Schedule 1.1(a) hereto (as amended pursuant to the Fourth Amendment). The aggregate amount of the Additional Term B Dollar Commitments shall not be less than the outstanding principal amount of Term B1 Dollar Loans of Lenders who are not Consenting Term B1 Dollar Lenders.

“Additional Term B Dollar Lender” means a Person with an Additional Term B Dollar Commitment to make Additional Term B Dollar Loans to the Company on the Fourth Amendment Effective Date.

“Additional Term B Dollar Loan” means a Loan in Dollars made pursuant to Section 2.1(a)(ii) on the Fourth Amendment Effective Date.

Exhibit 10.1 (continued)

“Consenting Term B1 Dollar Lender” means each Term B1 Dollar Lender who has executed and delivered the Fourth Amendment on or prior to the Fourth Amendment Effective Date but shall not include any Term B1 Dollar Lender who notifies the Administrative Agent in writing in connection with the delivery of such signature page that it does not consent to the exchange of its Term B1 Dollar Loans for Term B Dollar Loans.

“Scheduled Term B Dollar Repayments” means, with respect to the principal payments on the Term B Dollar Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

Scheduled Term B
Date	Dollar Repayment

June 30, 2005	$ 471,977.33
September 30, 2005	$ 471,977.33
December 31, 2005	$ 471,977.33
March 31, 2006	$ 471,977.33
June 30, 2006	$ 471,977.33
September 30, 2006	$ 471,977.33
December 31, 2006	$ 471,977.33
March 31, 2007	$ 471,977.33
June 30, 2007	$ 471,977.33
September 30, 2007	$ 471,977.33
December 31, 2007	$ 471,977.33
March 31, 2008	$ 471,977.33
June 30, 2008	$ 471,977.33
September 30, 2008	$ 471,977.33
December 31, 2008	$ 471,977.33
March 31, 2009	$ 471,977.33
June 30, 2009	$ 471,977.33
September 30, 2009	$ 471,977.33
Term B Dollar Loan Maturity Date	$176,047,544.08

(2)             Section 1.1 of the Credit Agreement is further amended by amending and restating the following definitions to read as follows:

“Term B Dollar Commitment” means, with respect to a Consenting Term B1 Dollar Lender, the agreement of such Term B1 Dollar Lender to exchange its Term B1 Dollar Loans for an equal aggregate principal amount of Term B Dollar Loans on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(ii) hereof, as evidenced by such Term B1 Dollar Lender executing and delivering the Fourth Amendment.

“Term B Dollar Lender” means, collectively, (i) each Consenting Term B1 Dollar Lender and (ii) each Additional Term B Dollar Lender or any Lender which is owed a Term B Dollar Loan (or portion thereof).

“Term B Dollar Loan” and “Term B Dollar Loans” means a Loan or Loans, as the context may require, in Dollars made or deemed made on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(ii).

“Term B Dollar Loan Maturity Date” means December 19, 2009.

(3)           Section 2.1(a)(ii) is hereby amended and restated to read as follows:

(ii)	Term B Dollar Loans.

Exhibit 10.1 (continued)

(A)          Subject to the terms and conditions of the Fourth Amendment, each Consenting Term B1 Dollar Lender severally agrees to exchange the principal amount of its Term B1 Dollar Loan outstanding immediately prior to the effectiveness of the Fourth Amendment for a like principal amount in Dollars of Term B Dollar Loans on the Fourth Amendment Effective Date.

(B)          Subject to the terms and conditions hereof, each Additional Term B Dollar Lender severally agrees to make Additional Term B Dollar Loans in Dollars to the Company on the Fourth Amendment Effective Date in a principal amount not to exceed its Additional Term B Dollar Commitment on the Fourth Amendment Effective Date. The Company shall use the gross proceeds of the Additional Term B Dollar Loans to prepay the remaining Term B1 Dollar Loans which will consist of the Loans of any Term B1 Dollar Lender who is not a Consenting Term B1 Dollar Lender.

(C)          The Company shall pay all accrued and unpaid interest and all other amounts then due and payable under the Credit Agreement with respect to the Term B1 Dollar Loans of the Term B1 Dollar Lenders who are not Consenting Term B1 Dollar Lenders on the Fourth Amendment Effective Date.

(D)          The Term B Dollar Loans shall have the same terms as the Term B1 Dollar Loans as set forth in the Credit Agreement and Loan Documents, except as modified by the Fourth Amendment. The Additional Term B Dollar Loans (i) shall be incurred by Company pursuant to a single drawing, which shall be on the Fourth Amendment Effective Date, (ii) shall be denominated in Dollars, and (iii) shall be made as Loans of the same Type and Interest Period as was in effect with respect to the Term B1 Dollar Loans prior to the conversion or repayment as contemplated hereby. Each Additional Term B Dollar Lender's Additional Term B Dollar Commitment shall expire immediately and without further action on the Fourth Amendment Effective Date if the Additional Term B Dollar Loans are not made on such date and shall terminate in their entirety on the Fourth Amendment Effective Date after giving effect to the Borrowing of such Loans on such date. No amount of a Term B Dollar Loan which is repaid or prepaid by Company may be reborrowed hereunder. For avoidance of doubt, the Term B Dollar Loans (and all principal, interest and other amounts in respect thereof), will constitute “Obligations” under the Credit Agreement and Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B1 Dollar Loans which shall cease to be outstanding following the exchange or prepayment in full of such Loans as contemplated hereby.

(4)              Section 2.9 of the Credit Agreement is hereby amended by replacing the reference therein to “Term B1 Dollar Loans” and “Term B1 Dollar Lenders” to “Term B Dollar Loans” and “Term B Dollar Lenders”, respectively.

(p)	Term B Euro Repricing Mechanics.

(1)              Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in alphabetical order therein:

“Additional Term B Euro Commitment” means, with respect to an Additional Term B Euro Lender, the commitment of such Additional Term B Euro Lender to make Additional Term B Euro Loans on the Fourth Amendment Effective Date, in the amount in Euros or Sterling set forth on Schedule 1.1(a) hereto (as amended pursuant to the Fourth Amendment). The aggregate amount of the Additional Term B Euro Commitments shall not be less than the outstanding principal amount of Term B1 Euro Loans of Lenders who are not Consenting Term B1 Euro Lenders.

“Additional Term B Euro Lender” means a Person with an Additional Term B Euro Commitment to make Additional Term B Euro Loans to European Holdco on the Fourth Amendment Effective Date.

Exhibit 10.1 (continued)

“Additional Term B Euro Loan” means a Loan in Euros made pursuant to Section 2.1(a)(iii)(B) on the Fourth Amendment Effective Date.

“Consenting Term B Euro Lender” means each Term B1 Euro Lender who has executed and delivered the Fourth Amendment on or prior to the Fourth Amendment Effective Date but shall not include any Term B1 Euro Lender who notifies the Administrative Agent in writing in connection with the delivery of such signature page that it does not consent to the exchange of its Term B1 Euro Loans for Term B Euro Loans.

“Scheduled Term B Euro Repayments” means, with respect to the principal payments on the Term B Euro Loans for each date set forth below, the Euro amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

Scheduled Term B
Date	Euro Repayment

June 30, 2005	€587,500
September 30, 2005	€587,500
December 31, 2005	€587,500
March 31, 2006	€587,500
June 30, 2006	€587,500
September 30, 2006	€587,500
December 31, 2006	€587,500
March 31, 2007	€587,500
June 30, 2007	€587,500
September 30, 2007	€587,500
December 31, 2007	€587,500
March 31, 2008	€587,500
June 30, 2008	€587,500
September 30, 2008	€587,500
December 31, 2008	€587,500
March 31, 2009	€587,500
June 30, 2009	€587,500
September 30, 2009	€587,500
Term B Euro Loan Maturity Date	€222,075,000

(2)             Section 1.1 of the Credit Agreement is further amended by amending and restating the following definitions to read as follows:

“Term B Euro Commitment” means, with respect to a Consenting Term B1 Euro Lender, the agreement of such Term B1 Euro Lender to exchange its Term B1 Euro Loans for an equal aggregate principal amount of Term B Euro Loans on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(iii) hereof, as evidenced by such Term B1 Euro Lender executing and delivering the Fourth Amendment.

“Term B Euro Lender” means, collectively, (i) each Consenting Term B1 Euro Lender and (ii) each Additional Term B Euro Lender or any Lender which is owed a Term B Euro Loan (or portion thereof).

“Term B Euro Loan” and “Term B Euro Loans” means a Loan or Loans, as the context may require, in Euros made or deemed made on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(iii).

“Term B Euro Loan Maturity Date” means December 19, 2009.

Exhibit 10.1 (continued)

(3)             Section 2.1(a)(iii) of the Credit Agreement is hereby amended and restated to read as follows:

(iii)	Term B Euro Loans.

(A)          Subject to the terms and conditions of the Fourth Amendment, each Consenting Term B1 Euro Lender severally agrees to exchange the principal amount of its Term B1 Euro Loan outstanding immediately prior to the effectiveness of the Fourth Amendment for a like principal amount in Euros of Term B Euro Loans on the Fourth Amendment Effective Date.

(B)          Subject to the terms and conditions hereof, each Additional Term B Euro Lender severally agrees to make Additional Term B Euro Loans in Euros to European Holdco on the Fourth Amendment Effective Date in a principal amount not to exceed its Additional Term B Euro Commitment on the Fourth Amendment Effective Date. European Holdco shall use the gross proceeds of the Additional Term B Euro Loans to prepay the remaining Term B1 Euro Loans which will consist of the Loans of any Term B1 Euro Lender who is not a Consenting Term B1 Euro Lender.

(C)          European Holdco shall pay all accrued and unpaid interest and all other amounts then due and payable under the Credit Agreement with respect to the Term B1 Euro Loans of the Term B1 Euro Lenders who are not Consenting Term B1 Euro Lenders on the Fourth Amendment Effective Date.

(D)          The Term B Euro Loans shall have the same terms as the Term B1 Euro Loans as set forth in the Credit Agreement and Loan Documents, except as modified by the Fourth Amendment. The Additional Term B Euro Loans (i) shall be incurred by European Holdco pursuant to a single drawing, which shall be on the Fourth Amendment Effective Date, (ii) shall be denominated in Euros, and (iii) shall be made as Loans of the same Type and Interest Period as was in effect with respect to the Term B1 Euro Loans prior to the conversion or repayment as contemplated hereby. Each Additional Term B Euro Lender's Additional Term B Euro Commitment shall expire immediately and without further action on the Fourth Amendment Effective Date if the Additional Term B Euro Loans are not made on such date and shall terminate in their entirety on the Fourth Amendment Effective Date after giving effect to the Borrowing of such Loans on such date. No amount of a Term B Euro Loan which is repaid or prepaid by European Holdco may be reborrowed hereunder. For avoidance of doubt, the Term B Euro Loans (and all principal, interest and other amounts in respect thereof), will constitute “Obligations” under the Credit Agreement and Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B1 Euro Loans which shall cease to be outstanding following the exchange or prepayment in full of such Loans as contemplated hereby.

(4)              Section 2.9 of the Credit Agreement is hereby amended by replacing the reference therein to “Term B1 Euro Loans” and “Term B1 Euro Lenders” to “Term B Euro Loans” and “Term B Euro Lenders”, respectively.

(q)        Repricing Prepayment Mechanics. Section 4.3(d) of the Credit Agreement is hereby amended by adding the following clause to the end of the proviso at the conclusion of such section:

, the Exiting Multicurrency Revolving Lenders may be prepaid pursuant to Section 2.1(b), the Exiting Canadian Revolving Lenders may be prepaid pursuant to Section 2A.1, Term A Lenders who are not Consenting Term A Lenders may be prepaid pursuant to Section 2.1(a)(i)(B), the Term B1 Dollar Lenders who are not Consenting Term B1 Dollar Lenders may be prepaid pursuant to Section 2.1(a)(ii) and Term B1 Euro Lenders who are not Consenting Term B1 Euro Lenders may be prepaid pursuant to Section 2.1(a)(iii).

3.   Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, each of Company, European Holdco, Canadian Borrower and Ball Cayman hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

Exhibit 10.1 (continued)

(a)        Each of Company, European Holdco, Canadian Borrower and Ball Cayman has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(b)        This Amendment constitutes each of Company's, European Holdco's, Canadian Borrower’s and Ball Cayman's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

(c)        The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Fourth Amendment Effective Date as though made on and as of the Fourth Amendment Effective Date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

(d)        Each of Company's, European Holdco's, Canadian Borrower’s and Ball Cayman's execution, delivery and performance of this Amendment do not and will not violate its articles or certificate of incorporation, by-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

(e)        No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Company, European Holdco or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(f)         No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist immediately after giving effect to this Amendment.

4.         Conditions to Effectiveness of Amendment. This Amendment shall become effective one (1) Business Day following the date (the “Fourth Amendment Effective Date”) each of the following conditions precedent is satisfied:

(a)        Execution and Delivery of Amendment. Administrative Agent (or its counsel) shall have received from (A) Lenders constituting (i) the Required Lenders, (ii) each Multicurrency Revolving Lender, or in lieu of one or more Multicurrency Revolving Lenders, one or more Increasing Multicurrency Revolving Lenders providing New Multicurrency Revolving Commitments in an amount sufficient to replace all of the Multicurrency Revolving Commitments of the Exiting Multicurrency Revolving Lenders, (iii) each Canadian Revolving Lender, or in lieu of one or more Canadian Revolving Lenders, one or more Increasing Canadian Revolving Lenders providing New Canadian Revolving Commitments in an amount sufficient to replace all of the Canadian Revolving Commitments of the Exiting Canadian Revolving Lenders, (iv) each Term A Lender, or in lieu of one or more Term A Lenders, one or more Additional Term A1 Lenders providing Additional Term A1 Commitments in an amount sufficient to repay all of the principal of the Term A Loans owed to Lenders who are not Consenting Term A Lenders (v) each Term B1 Dollar Lender, or in lieu of one or more Term B1 Dollar Lenders, one or more Additional Term B Dollar Lenders providing Additional Term B Dollar Commitments in an amount sufficient to repay all of the principal of the Term B1 Dollar Loans owed to Lenders who are not Consenting Term B1 Dollar Lenders (vi) each Term B1 Euro Lender, or in lieu of one or more Term B1 Euro Lenders, one or more Additional Term B Euro Lenders providing Additional Term B Euro Commitments in an amount sufficient to repay all of the principal of the Term B1 Euro Loans owed to Lenders who are not Consenting Term B1 Euro Lenders, and (B) Company, European Holdco, Canadian Borrower and Ball Cayman, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

Exhibit 10.1 (continued)

(b)        Execution and Delivery of Officer’s Certificate. Administrative Agent shall have received a certificate of a Responsible Officer of Company and European Holdco in the form of Exhibit A attached hereto.

(c)        Reaffirmation of Guaranty. Administrative Agent shall have received a Reaffirmation of Guaranty executed by a Responsible Officer of each of European Holdings and the Guarantors which are Domestic Subsidiaries in the form of Exhibit B attached hereto.

(d)        Notice of Borrowing. Company, European Holdco and Canadian Borrower shall have provided Administrative Agent with a Notice of Borrowing two (2) Business Days prior to the Fourth Amendment Effective Date with respect to the borrowing of New Multicurrency Revolving Loans, New Canadian Revolving Loans, Additional Term A1 Loans, Additional Term B Dollar Loans and Additional Term B Euro Loans on the Fourth Amendment Effective Date.

(e)        Interest. The applicable Borrower shall have paid to all Lenders simultaneously with the Fourth Amendment Effective Date all accrued and unpaid interest on the Loans to the Fourth Amendment Effective Date.

(f)         Payment of Fees. Company shall have paid in full to Administrative Agent all fees due and payable pursuant to the Fee Letter of even date hereof between Company and Administrative Agent.

(g)        Representations and Warranties. The representations and warranties of Company, European Holdco and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Fourth Amendment Effective Date, with the same effect as though made on such date (except to the extent expressly made as of a specified date, in which event such representation and warranty is true and correct in all material respects as of such specified date).

(h)        No Defaults. No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5.	Miscellaneous. The parties hereto hereby further agree as follows:

(a)        Costs, Expenses and Taxes. Company hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn LLP, counsel to Administrative Agent.

(b)        Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

(c)        Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)        Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)        Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

Exhibit 10.1 (continued)

(f)         Binding Effect. This Amendment shall be binding upon, and inure to the benefit of, Borrowers, Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that no Borrower may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Lenders.

(g)        Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Fourth Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Company and European Holdco acknowledge and agree that this Amendment constitutes a “Loan Document” for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

(h)        Reaffirmation of Guaranty. Company undertakes to deliver to Administrative Agent, on or before May 20, 2005, a Reaffirmation of Guaranty executed by a Responsible Officer of each of the Guarantors which are Foreign Subsidiaries in substantially the form of Exhibit B attached hereto.

(i)         Representation of Increasing Canadian Revolving Lenders. Each Continuing Canadian Revolving Lender and Increasing Canadian Revolving Lender hereby represents and warrants to Company, Canadian Borrower and Administrative Agent that it is either a resident of Canada for the purposes of Part XIII of the ITA or is deemed to be resident in Canada for the purposes of Part XIII of the ITA in respect of amounts paid or credited pursuant to the Credit Agreement.

(j)         Multicurrency Revolving Lenders, Canadian Revolving Lenders, Term A1 Lenders, Term B Dollar Lenders and Term B Euro Lenders. Company, European Holdco, Administrative Agent and the Required Lenders acknowledge that each lender signatory hereto that is not heretofore a “Lender” under the Credit Agreement, subject to all the terms contained therein, shall, upon the Fourth Amendment Effective Date, become a “Lender” under the Credit Agreement by its execution and delivery hereof. Each lender signatory hereto that is not heretofore a “Lender” under the Credit Agreement agrees to perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by a Lender.

[Signature Page Follows]

Exhibit 10.1 (continued)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BALL CORPORATION

By:____________________________
Name:__________________________

Title: ___________________________

BALL EUROPEAN HOLDINGS, S.A.R.L.

By:____________________________
Name:__________________________

Title: ___________________________

BALL PACKAGING PRODUCTS CANADA CORP.

By:____________________________
Name:__________________________

Title: ___________________________

BALL CAYMAN LIMITED

By:____________________________
Name:__________________________

Title: ___________________________

DEUTSCHE BANK AG, NEW YORK BRANCH, in its individual capacity and as Administrative Agent

By:____________________________
Name:__________________________

Title: ___________________________

By:____________________________
Name:__________________________

Title: ___________________________

Exhibit 10.1 (continued)

DEUTSCHE BANK AG, CANADA BRANCH

By:____________________________
Name:__________________________

Title: ___________________________

By:____________________________
Name:__________________________

Title: ___________________________

[Name of Lending Institution]

By:____________________________
Name:__________________________

Title: ___________________________

Exhibit 10.1 (continued)

EXHIBIT A

CERTIFICATE OF OFFICER

I, the undersigned, the Vice President and Treasurer of Ball Corporation (“Company”), and the Managers of Ball European Holdings, S.a.r.l. (“European Holdco”), in accordance with Section 4(b) of that certain Fourth Amendment to Credit Agreement dated as of May 9, 2005 (the “Agreement”) among Company, European Holdco, Canadian Borrower, Ball Cayman, the financial institutions signatory thereto as Lenders and Deutsche Bank AG, New York Branch, as Administrative Agent for the Lenders, do hereby certify on behalf of Company and European Holdco, the following:

1.

The representations and warranties set forth in Section 3 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

2.	No Event of Default or Unmatured Event of Default (except as otherwise expressly waived by the Agreement) has occurred and is continuing after giving effect to the Agreement; and
3.	The conditions of Section 4 of the Agreement have been fully satisfied.

Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of Company and European Holdco this Certificate of Officer on this 9th day of May, 2005.

BALL CORPORATION By:___________________________________ Name:_________________________________ Title:__________________________________	BALL EUROPEAN HOLDINGS, S.A.R.L. By:___________________________________ Name:_________________________________ Title:__________________________________

Exhibit 10.1 (continued)

EXHIBIT B

REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges receipt of a copy of the Fourth Amendment to Credit Agreement (the “Agreement ” capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of May __, 2005, by and among Ball Corporation (“Company ”), Ball European Holdings, S.a.r.l. (“European Holdco ”), Canadian Borrower, the financial institutions signatory thereto as Lenders and Deutsche Bank AG, New York Branch as Administrative Agent for the Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under any Guaranty to which it is a party, including its guaranty of obligations in respect of the Loans.

Dated as of May __, 2005.

BALL AEROSPACE & TECHNOLOGIES CORP.

BALL METAL BEVERAGE CONTAINER CORP.

BALL METAL FOOD CONTAINER CORP.

BALL PACKAGING CORP.

BALL PLASTIC CONTAINER CORP.

BALL TECHNOLOGIES HOLDINGS CORP.

BALL ASIA SERVICES LIMITED

BALL GLASS CONTAINER CORPORATION

BALL HOLDINGS CORP.

BG HOLDINGS I, INC.

BG HOLDINGS II, INC.

BALL TECHNOLOGY SERVICES CORPORATION

EFRATOM HOLDING, INC.

LATAS DE ALUMINIO BALL, INC.

BALL METAL PACKAGING SALES CORP.

By:______________________________________________
Name: Scott C. Morrison

Title: Vice President

BALL PAN-EUROPEAN HOLDINGS, INC.

By:______________________________________________
Name: Charles E. Baker

Title: Assistant Secretary

Exhibit 10.1 (continued)

BALL (FRANCE) HOLDINGS SAS

By:______________________________________________
Name:

Title:

BALL (FRANCE) INVESTMENT HOLDINGS SAS

By:______________________________________________
Name:

Title:

BALL PACKAGING EUROPE BIERNE SAS

By:______________________________________________
Name:

Title:

BALL PACKAGING EUROPE LA CIOTAT SAS

By:______________________________________________
Name:

Title:

BALL PACKAGING EUROPE MANAGING GMBH

By:______________________________________________
Name:

Title:

BALL PACKAGING EUROPE HOLDING GMBH & CO. KG

By:______________________________________________
Name:

Title:

BALL PACKAGING EUROPE GMBH

By:______________________________________________
Name:

Title:

Exhibit 10.1 (continued)

BALL (LUXEMBOURG) FINANCE S.A.R.L.

By:______________________________________________
Name:

Title:

BALL EUROPEAN HOLDINGS S.A.R.L.

By:______________________________________________
Name:

Title:

BALL HOLDINGS S.A.R.L.

By:______________________________________________
Name:

Title:

BALL INVESTMENT HOLDINGS, S.A.R.L.

By:______________________________________________
Name:

Title:

BALL UK HOLDINGS LIMITED

By:______________________________________________
Name:

Title:

BALL PACKAGING EUROPE (UK) LIMITED

By:______________________________________________
Name:

Title:

BALL NORTH AMERICA, INC.

By:______________________________________________
Name:

Title:

Exhibit 10.1 (continued)

Exhibit 2.2(a)(8)

FORM OF

TERM A1 NOTE

________________	New York, New York

___________, _____

FOR VALUE RECEIVED, the undersigned, Ball European Holdings, S.a.r.l., a corporation organized under the laws of Luxembourg (“Borrower”), hereby unconditionally promises to pay to the order of ____________________ (the “Lender”) at the office of Deutsche Bank AG, New York Branch located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, in Euros and in immediately available funds on the Term A1 Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _______________ (_____________) or, if less, the then unpaid principal amount of all Term A1 Loans (as defined in the Credit Agreement) made by the Lender to Borrower pursuant to Section 2.1(a)(vi) of the Credit Agreement, payable at such times and in such amounts as are specified in the Credit Agreement. Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Articles III and IV of the Credit Agreement.

This Note is one of the Term A1 Notes referred to in the Credit Agreement dated as of December 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, Ball Corporation, an Indiana corporation, Ball Packaging Products Canada Corp., a company organized under the laws of the Province of Nova Scotia, each Subsidiary Borrower (as defined therein), the financial institutions from time to time party thereto, The Bank of Nova Scotia, as Canadian administrative agent and Deutsche Bank AG, New York Branch, as administrative agent, and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to optional and mandatory prepayment prior to the Term A1 Loan Maturity Date, in whole or in part. Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided therein.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

BALL EUROPEAN HOLDINGS, S.A.R.L.

By:__________________________

Name:________________________

Title:_________________________

Schedule 1.1(a)

On File With Agent.

Schedule 1.1(b)

Multicurrency Revolver Sublimits

Ball European Holdings, S.a.r.l.

The lesser of (i) the Dollar Equivalent of $200,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans incurred by Ball (Luxembourg) Finance, Sarl or (ii) the Dollar Equivalent of $250,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans incurred by Ball Packaging Europe GmbH, Ball Packaging UK Limited, Ball (Luxembourg) Finance, S.a.r.l. and Ball Cayman Limited.

Ball Packaging Europe GmbH, formerly known as Schmalbach-Lubeca GmbH

The lesser of (i) the Dollar Equivalent of $100,000,000 or (ii) the Dollar Equivalent of $250,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans incurred by Ball European Holdings, S.a.r.l., Ball Packaging UK Limited, Ball (Luxembourg) Finance, S.a.r.l. and Ball Cayman Limited.

Ball Packaging UK Limited, formerly known as Continental Can Company Ltd.

The lesser of (i) the Dollar Equivalent of $75,000,000 or (ii) the Dollar Equivalent of $250,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans borrowed by Ball European Holdings, S.a.r.l., Ball Packaging Europe GmbH, Ball (Luxembourg) Finance, S.a.r.l. and Ball Cayman Limited.

Ball (Luxembourg) Finance, S.a.r.l.

The lesser of (i) the Dollar Equivalent of $200,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans incurred by Ball European Holdings, S.a.r.l. or (ii) the Dollar Equivalent of $250,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans incurred by Ball European Holdings, S.a.r.l., Ball Packaging Europe GmbH, Ball Packaging UK Limited and Ball Cayman Limited.

Ball Cayman Limited

The lesser of (i) the Dollar Equivalent of $25,000,000 or (ii) the Dollar Equivalent of $250,000,000 minus the aggregate Effective Amount of outstanding Multicurrency Revolving Loans, LC Obligations and Swing Line Loans incurred by Ball European Holdings, S.a.r.l., Ball Packaging Europe GmbH and Ball Packaging (UK) Limited and Ball (Luxembourg) Finance, S.a.r.l.